                                                                   Exhibit 99.26

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-4
              -----------------------------------------------------

                  Monthly Period:                  11/1/01 to
                                                   11/30/01
                  Distribution Date:               12/19/01
                  Transfer Date:                   12/18/O1

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Reqarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                    Class A                          $   1.82500
                                    Class B                          $   2.00000
                                    Excess Collateral Amount         $   2.29167

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per 1,000 original
        certificate principal amount
                                    Class A                          $   1.82500
                                    Class B                          $   2.00000
                                    Excess Collateral Amount         $   2.29167

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  MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1999-4
  Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount
                                     Class A                    $        0.00000
                                     Class B                    $        0.00000
                                     Excess Collateral Amount   $        0.00000

B.   Information Resardino the Performance of the Trust.
     --------------------------------------------------

     1. Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the Certificates
                                     Class A                    $  71,996,244.65
                                     Class B                    $   5,552,175.64
                                     Excess Collateral Amount   $   8,146,224.92
                                                                ----------------
                                     Total                      $  85,694,645.21

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (al) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the
             Certificates
                                     Class A                    $   7,581,078.36
                                     Class B                    $     584,634.35
                                     Excess Collateral Amount   $     857,783.16
                                                                ----------------
                                     Total                      $   9,023,495.87

        (bl) Principal Funding Investment Proceeds (to Class A) $           0.00
        (b2) Withdrawals from Reserve Account (to Class A)      $           0.00
                                                                ----------------
             Class A Available Funds                            $   7,581,078.36

        (cl) Principal Funding Investment Proceeds (to Class B) $           0.00
        (c2) Withdrawals from Reserve Account (to Class B)      $           0.00
             Class B Available Funds                            $     584,634.35

        (dl) Principal Funding Investment Proceeds (to CIA)     $           0.00
        (d2) Withdrawals from Reserve Account (to CIA)          $           0.00
             CIA Available Funds                                $     857,783.16

        (el) Total Principal Funding Investment Proceeds        $           0.00
        (e2) investment Earnings on deposits to Reserve Account $           0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series    1999-4
Page 3

3.   Principal Receivable / Investor Percentaqes
     -------------------------------------------

     (a) The aggregate amount of Principal Receivables in
         the Trust as of 1l/30/01                           $ 31,590,712,417.00

     (b) Invested Amount as of 1l/30/01
         (Adjusted Class A Invested Amount
         during Accumulation Period)
                                Class A                     $    500,000,000.00
                                Class B                     $     38,691,OOO.OO
                                Excess Collateral Amount    $     56,548,000.00
                                                            -------------------
                                Total                       $    595,239,000.00

     (c) The Floating Allocation Percentage:
                                Class A                                   1.582%
                                Class B                                   0.122%
                                Excess Collateral Amount                  0.179%
                                                            -------------------
                                Total                                     1.883%

     (d) During the Accumulation Period: The invested
         Amount as of ________ (the last day of the
         Revolving Period)
                                Class A                     $              0.00
                                Class B                     $              0.00
                                Excess Collateral Amount    $              0.00
                                                            -------------------
                                Total                       $              0.00

     (e) The Fixed/Floating Allocation Percentage:
                                Class A                                   1.582%
                                Class B                                   0.122%
                                Excess Collateral Amount                  0.179%
                                                            -------------------
                                Total                                     1.883%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-4
Page 4

     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Montly Period

          (a)  30 - 59 days                                   $   523,039,137.84
          (b)  60 - 89 days                                   $   360,377,650.49
          (c)  90 - 119 days                                  $   257,849,955.32
          (d)  120 - 149 days                                 $   201,924,585.92
          (e)  150  - 179 days                                $   161,401,435.12
          (f)  180 or more days                               $             0.00
                                        Total                 $ 1,504,592,764.69

     5.   Monthlv Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Monthly Period
               allocable to the Invested Amount (the
               aggregate "Investor Default Amount")
                                        Class A               $     2,375,854.61
                                        Class B               $       183,220.14
                                        Excess Collateral
                                        Amount                $       268,822.99
                                                              ------------------
                                        Total                 $     2,827,897.74


     6.   Investor Charge-Offs & Reimbursements of Charge-
          ------------------------------------------------
          Offs.
          ----

          (a)  The aggregate amount of Class A Investor
               Charge-Offs and the reductions in the Class
               B Invested Amount and the Excess Collateral
               Amount
                                        Class A               $             0.00
                                        Class B               $             0.00
                                        Excess Collateral
                                        Amount                $             0.00
                                                              ------------------
                                        Total                 $             0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-4
Page 5

          (b)  The aggregate amount of Class A Investor
               Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess Collateral Amount

                                     Class A                    $          0.00
                                     Class B                    $          0.00
                                     Excess Collateral Amount   $          0.00
                                                                ---------------
                                     Total                      $          0.00

     7.   Investor Servicing Fee
          ----------------------
          (a)  The amount of the Investor Monthly Servicing
               Fee payable by the Trust to the Servicer for the Monthly Period

                                     Class A                    $    625,000.00
                                     Class B                    $     48,363.75
                                     Excess Collateral Amount   $     70,685.00
                                                                ---------------
                                     Total                      $    744,048.75


     8.   Reallocated Principal Collections
          ---------------------------------
               The amount of Reallocated Excess Collateral
               Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-
               Offs for the prior month.

                                     Class B                    $          0.00
                                     Excess Collateral Amount   $          0.00
                                                                ---------------
                                     Total                      $          0.00

      9.  Excess Collateral Amount
          ------------------------
          (a)  The amount of the Excess Collateral Amount as
               of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be made
               in respect of the preceding month                $ 56,548,000.00

     10.  The Portfolio Yield
          -------------------
               The Portfolio Yield for the related Monthly Period         12.49%

     11.  The Base Rate
          -------------
               The Base Rate for the related Monthly Period                4.26%

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   MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1999-4
   Page 6

   C  Information Regardinq the Principal Fundinq Account
      ---------------------------------------------------

      1.   Accumulation Period

      (a)  Accumulation Period Commencement Date                              04/01/2002

      (b)  Accumulation Period Length (months)                                         1

      (c)  Accumulation Period Factor                                              16.42

      (d)  Required Accumulation Factor Number                                         8

      (e)  Controlled Accumulation Amount                                $595,239,000.00

      (f)  Minimum Payment Rate (last 12 months)                                   12.86%

      2.   Principal Funding Account
           -------------------------

               Beginning Balance                                                   $0.00
               Plus:   Principal Collections for related Monthly Period from
                       Principal Account                                            0.00
               Plus:   Interest on Principal Funding Account Balance for
                       related Monthly Period                                       0.00

               Less:   Withdrawals to Finance Charge Account                        0.00
               Less:   Withdrawals to Distribution Account                          0.00
                                                                         ---------------
           Ending Balance                                                           0.00

      3.   Accumulation Shortfall
           ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                                    $0.00

           Less: The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period                           $0.00

                 Accumulation Shortfall                                            $0.00
                                                                         ---------------
                 Aggregate Accumulation Shortfalls                                 $0.00

      4.   Principal Fundinq Investment Shortfall
           --------------------------------------
                 Covered Amount                                                    $0.00

           Less: Principal Funding Investment Proceeds                             $0.00
                                                                         ---------------
                 Principal Funding Investment Shortfall                            $0.00
                                                                         ---------------


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1999-4
Page 7

D.   Information Regardinq the Reserve Account
     -----------------------------------------

         1.  Required Reserve Account Analysis
             ---------------------------------

             (a) Required Reserve Account Amount percentage                 0.00000%

             (b) Required Reserve Account Amount ($)                          $0.00
                 .5% of invested Amount or other amount
                 designated by Transferor)

             (c) Required Reserve Account Balance after effect of
                 any transfers on the Related Transfer Date                   $0.00

             (d) Reserve Draw Amount transferred to the Finance
                 Charge Account on the Related Transfer Date                  $0.00

         2.  Reserve Account Investment Proceeds
             -----------------------------------
             Reserve Account Investment Proceeds transferred to the
             Finance Charge Account on the Related Transfer Date              $0.00

         3.  Withdrawals from the Reserve Account
             ------------------------------------
             Total Withdrawals from the Reserve Account transferred
             to the Finance Charge Account on the related Transfer            $0.00
             Date (1 (d) plus 2 above)

         4.  The Portfolio Adjusted Yield
             ----------------------------
             The Portfolio Adjusted Yield for the related Monthly Period       7.25%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                First USA Bank, National Association
                                as Servicer


                                By:  /s/ Tracie Klein
                                     ----------------------
                                     Tracie Klein
                                     First Vice President